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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 12, 2002

                              Wal-Mart Stores, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   001-06991                    71-0415188
        --------                   ---------                    ----------
    (State or other        (Commission File Number)            (IRS Employer
    Jurisdiction of                                         Identification No.)
    Incorporation)


                               702 S.W. 8th Street
                           Bentonville, Arkansas 72716
                           ---------------------------
               (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (479) 273-4000

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Item 5.    Other Events.

     On July 12, 2002, Wal-Mart Stores, Inc. (the "Company") completed the sale to the Designated Underwriters (as described below) of $1,000,000,000 aggregate principal amount of the Company's 4.375% Notes Due 2007 (the "Notes") pursuant to a Pricing Agreement, dated as of July 9, 2002 (the "Pricing Agreement"), by and between the Company and Lehman Brothers Inc., Goldman Sachs & Co. and J.P. Morgan Securities Inc., as representatives for themselves and the other underwriters named therein (the "Designated Underwriters") (and acknowledged by Wal-Mart Cayman (Euro) Finance Co., a Cayman Islands exempted company, Wal-Mart Cayman (Canadian) Finance Co., a Cayman Islands exempted company, and Wal-Mart Cayman (Sterling) Finance Co., a Cayman Islands exempted company (collectively, the "Finance Subsidiaries")). The Pricing Agreement incorporates by reference the terms of that certain Underwriting Agreement, dated as of July 26, 2001, by and between the Company, the Finance Subsidiaries and the underwriters named therein. The series of Notes was created and established, and the terms and conditions of the series of Notes were established, by action of the Company and an authorized officer of the Company pursuant to and in accordance with the Indenture, dated as of July 5, 2001, between the Company and the Finance Subsidiaries as Issuers, the Company as the Guarantor of any Debt Securities issued by any of the Finance Subsidiaries and Bank One Trust Company, NA, as Trustee (the "Indenture"). The terms of the Notes are as set forth in the Indenture and in the form of Notes, a copy of which is filed as an Exhibit to this Current Report on Form 8-K. The Notes were delivered in the form of three global notes representing the Notes issued and sold (the "Global Notes"). Copies of the Pricing Agreement and the Underwriting Agreement, as well as the form of the Global Notes, are attached as exhibits to this Current Report on Form 8-K. Also attached to this Current Report on Form 8-K is a Series Terms Certificate, as contemplated by the Indenture, which evidences the establishment of certain terms and conditions of the Notes in accordance with the Indenture.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

         1(a) Underwriting Agreement, dated as of July 26, 2001, by and among the Company, the Finance Subsidiaries and the underwriters named therein.

         1(b) Pricing Agreement, dated as of July 9, 2002, between the Company and the Designated Underwriters (and acknowledged by the Finance Subsidiaries).

         4(a) Series Terms Certificate for Wal-Mart Stores, Inc. 4.375% Notes Due 2007.

         4(b) Form of Global Note representing the Wal-Mart Stores, Inc. 4.375% Notes Due 2007.

         5        Hughes & Luce, LLP Legality Opinion.

                                        2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: July 12, 2002
                                         WAL-MART STORES, INC.


                                         By: /s/ Thomas M. Schoewe
                                             -----------------------------------
                                             Name:  Thomas M. Schoewe
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

   Exhibit
   Number                          Description
   ------                          -----------

     1(a) Underwriting Agreement, dated as of July 26, 2001 by and among the Company, the Finance Subsidiaries and the underwriters named therein.

     1(b) Pricing Agreement, dated as of July 9, 2002, between the Company and the Designated Underwriters (and acknowledged by the Finance Subsidiaries).

     4(a) Series Terms Certificate for Wal-Mart Stores, Inc. 4.375% Notes Due 2007.

     4(b) Form of Global Note representing the Wal-Mart Stores, Inc. 4.375% Notes Due 2007.

     5     Hughes & Luce, LLP Legality Opinion.

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